UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Spark Networks, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32750	20-8901733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 600 Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 893-0550

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 11, 2017. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2017. There were 32,001,046 shares of the Company’s common stock outstanding as of March 24, 2017, the record date for the Annual Meeting, and there were 28,806,817 shares of the Company’s common stock present in person or by proxy at the Annual Meeting. The final voting results for each proposal are set forth below.

Proposal No. 1 – Election of seven directors to the Board of Directors to serve for one-year terms ending at the 2018 Annual Meeting of Stockholders

The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2018 Annual Meeting of Stockholders: Michael J. McConnell, Michael B. Brodsky, Bradley J. Goldberg, Ian V. Jacobs, John H. Lewis, Walter L. Turek and Daniel M. Rosenthal.

The voting results for the election of directors were as follows:

Board of Directors Nominees:

Director Nominee	Votes For	Votes Withheld	Broker Non-Vote
Michael J. McConnell	22,249,291	851,731	5,705,795
Michael B. Brodsky	22,435,357	665,665	5,705,795
Bradley J. Goldberg	21,666,082	1,434,940	5,705,795
Ian V. Jacobs	22,020,072	1,080,950	5,705,795
John H. Lewis	22,126,582	974,440	5,705,795
Walter L. Turek	22,026,098	1,074,924	5,705,795
Daniel M. Rosenthal	22,402,692	698,330	5,705,795

Proposal No. 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions
28,646,929	13,474	146,414

Proposal No. 3 – Approval of the Company’s 2017 Omnibus Incentive Plan

The proposal was approved by stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
20,691,316	1,989,693	420,013	5,705,795

Item 8.01	Other Events

In connection with the Annual Meeting of Stockholders held on May 11, 2017, Bradley J. Goldberg was appointed as Chairman of the Company’s Board of Directors, a role previously held by Michael J. McConnell.  Mr. Goldberg will no longer serve on the Nominating or Compensation Committees of the Company’s Board of Directors.  Additionally, Michael B. Brodsky was appointed to the Audit Committee of the Company’s Board of Directors and will serve as the committee’s Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: May 12, 2017

	By:	/s/ Robert W. O’Hare
	Name:	Robert W. O’Hare
	Title:	Chief Financial Officer and Corporate Secretary